Exhibit 99.1

is the app you’ve never heard of with ~30 million monthly active users. Company Overview September 2020 ZEDGE, Inc. 2020

ZEDGE, Inc. 2020 This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Zedge’s future performance; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission. Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2 Safe Harbor Statement

Company Overview

We offer a state-of-the art digital publishing platform that powers our consumer-facing mobile apps focused on entertainment

Large Customer Base
~30MM Monthly Active Users
Valuable asset for lowering CAC

Popular App
~450MM organic installs and growing
'Top 60' app in Google Play

Growth Opportunities
Pipeline of new apps/features. Recently released "Shortz" an entertainment play

Solid Financial Performance
Cashflow positive for past 3 consecutive quarters. $4.6MM in cash, virtually no debt, no warrants

Valuation
Extremely low valuation relative to industry peers (Based on Market Cap / MAU)

Optionality
Leader in mobile personalization, new focus on entertainment, and Premium marketplace for artists

ZEDGE, Inc. 2020

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ZEDGE, Inc. 2020 Source: Google Analytics, Pushspring / comScore for US users 4 Highly Attractive User Base Meet The Users (A n d r oid) ~ 30,000,000 customers use the Zedge app, monthly, to personalize their phone BY AGE BY CONTINENT North Am e r ica 24% A sia 2 5 % E u r ope 26% R O W 25% AFFINITY AUDIENCES Video Streaming & Subscriptions Music Streaming & Subscriptions Photo & Video Enthusiasts Spo r ts Fans Social Influen c e r s Gamers 50% 100% TOP PERSONAS BY GENDER 38% 62% • Entertainment Addicts • Social Influencers • Sports Fans • Gamers OUR USERS ARE… 18 - 2 4 25 - 34 35 - 44 4 5 - 54 5 5+ 0% 2 5 % Sh oppe r s Comics and Animation Fans T e c hn ology Pet Lovers Cooking enthusiasts Social Media Enthusiasts 50% 100%

Zedge Platform - 2020

~450MM Installs / ~50MM Active Installs* / ~30MM MAU


ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Video Wallpapers
Ringtones
Notifications
Stickers
Indie Music?
Features for ___?
???
Low Frequency of Use
High Frequency of Use
Shortz Chat Stories
Zedge New App #2
Zedge New App #N
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

ZEDGE, Inc. 2020

Opportunities

- Leverage efficient user acquisition channel
- Offer new verticals that align with our existing customer demographics and have high frequency of use
- Monetization via paid subscription, IAPs, and advertising which works well with a high frequency of use
- Paid user acquisition is a possibility
- Reinvigorate market growth in Tier 1 markets
- Opens iOS market to growth

Challenges

- Changes our unique value proposition
- Identifying the right verticals
- Content acquisition
- Establishing partnerships

* Active installs is the number of devices have an installed instance of the Zedge app.

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A Publishing Platform Made for Artists

Reach Tens Of Millions Of Users A Week. Artists Start Making Money Immediately. No Strings Attached.



11:44
Video Wallpapers
2019
NO SIGNAL

Video Wallpapers



11:52
Z50
Secret Life of Pets 2
A gruff farm dog tries to cure Max the terrier of his neuroses when he takes a trip to the country.
https://www.fandango.com/the-secret-life-of-pets-2-215649/movie-overview
Get tickets now!
Click here to find the theater closest to you showing The Secret Life of Pets 2.
PETS 2
THE FINAL TRAILER

Dedicated Storefront



11:38
Notifications
HOME
CATEGORIES
PREMIUM
Star Cluster
2s
Manchester City
4s
Tiny Pew
1s
I Kill People
5s
Chicago Three
2s
Running Away
30s
Happy Birthday
17s

Notification Sounds

We provide an easy to use, self-serve platform, where artists can manage their storefront, promote their art, generate royalty reports, and run marketing specials.

Premium content promotion via:

- Homepage placement in app
- Push Notifications
- In app messages
- Video Interstitials
- Facebook and other social media

Sample brands / artists promoting on Zedge

- Hollywood: Sony, Warner Brothers, Ilumination…
- Music: Nicki Minaj, Paul McCartney, Lil Wayne, 5SOS, Offset, Britney Spears…
- Other: Grump Cat, Popeye, Betty Boop…

"In addition to working with the music streaming companies, we chose Zedge to further engage with fans not only through music, but through art as well. Zedge has proven itself as a significant distribution channel for artists."

~Mack Maine, President of Lil Wayne's Young Money Records

ZEDGE
ZEDGE, Inc. 2020

Shortz - Extending Into Entertainment Serialized, Fictional, Short - Form Stories Delivered In A Text Messaging Like Interface Short form, serialized chat fiction Genres that lend themselves to spellbound storytelling Imagery and story summaries that provoke the Highly engaging, tap on screen to read each line of txt Cliffhanger chapter endings meant to prompt paid Subscription paywall to chapter and entire imagination subscriptions library 7 gain access to next ZEDGE, Inc. 2020

Opportunties 8 Cashflow positive for three consequitive quarters Revenue mix consists of: • Subscriptions - Close to 400K paying subscribers since Jan ’19 launch - Monthly and annual subscriptions - Prepaid benefit • Shortz - Chat Stories by Zedge - Extends Zedge’s value proposition into entertainment - Launched with subscriptions but tokens and advertising under development - Potential for ancillary revenue streams from exploiting highly popular content (ex. TV, Hollywood, print, etc.) - Relevant on iOS • Zedge Premium - Licensed content - Token economy Focusing on: • Diversifying the business with Shortz • Driving more subscription - based revenue • Better optimizing ad inventory • Unlocking value from emerging market install base Paid Subscribers - Cumulative (‘000) 0 100 200 300 400 ZEDGE, Inc. 2020

9 Increasing Valuation Opportunities abound to grow our business and enrich our valuation Z edge PlutoTV Pinterest Snap Twitter Spoti f y Facebook $241.20 $ 1 2 4 . 00 $7 1 . 2 0 $63 . 7 0 $ 3 5 . 10 $2 8 . 30 $ 0 .56 * Based on Company estimates Online Business Valuations* Zedge Wallpapers and Ringtones Market Cap / MAU • Paid subscriptions • Ad stack optimizations • Growing Zedge Premium • Product and marketing initiatives to grow MAU in well - developed markets Shortz - Chat Stories by Zedge • Introduce new monetization models including ad - supported and token based economy • Shortcastz (i.e. mini podcasts) • Paid user acquisition Other • Continued focus on SG&A • Rich pipeline of new products ZEDGE, Inc. 2020

ZEDGE, Inc. 2020 O t h er 52% Institutional 21% Inside r s 27% Capital Structure Clean capital structure with NO warrants and almost ZERO debt Summary Balance Sheets ($ ‘000) Jul 31, 2019 Apr 30, 2020 Cash & cash equivalents $ 1 , 609 $ 4 , 630 Total current assets $ 3 , 225 $5 , 790 Total assets $ 9, 0 0 7 $ 1 0 ,963 Total current liabilites $ 2 , 0 4 7 $ 2 , 668 Total Liabilities $ 2 , 0 4 7 $ 3 ,0 31 Total Stockholders equity $ 6 ,960 $ 7 , 9 3 2 Total liabilities & stockholders’ equity $ 9, 0 0 7 $ 1 0 ,963 Liquidity Profile ($’000) Apr 30, 2020 Credit facility $ 2 ,500 Balan c e outstan din g - Undrawn portion of credit facility $2,500 C ash & cash equi v alents $ 4 , 630 Total liquidity $7,130 * On a fully diluted basis Board of Directors Michael Jonas Executive Chairman Howard Jonas Vice Chairman, Founder & Chairman IDT Corp. Mark Ghermezian Co - CEO, American Dream Elliot Gibber President & CEO, Deb El Food Products Paul Packer Founder, Globis Capital Advisors LLC Greg Suess Founding Partner, Activist Artists Management, LLC Insider Ownership* Michael Jonas, Chairman 15 . 2 % Howard Jonas, Vice Chairman 1 . 3 % Management & ESOP 8 . 5 % Board of Directors 2 . 1 % Insider Ow n e r ship 2 7 . 1% * On a fully diluted basis 10

11 Financial Overview ($ ‘000) R e v enue $0 $ 1 , 000 $ 2 , 000 $ 3 , 000 SG & A $0 $ 1 , 000 $ 2 , 000 $ 3 , 000 $ 2 00 $0 ($ 2 00) ( $ 400) ($600) ($800) ( $ 1 , 000) ($1,200) $0 $ 3 , 000 $ 6 , 000 Cash + Net Receivables - Net Payables R ev enue • Subsc r iption s • Advertising optimizations SG&A • Personnel • Cloud services • Discretionary spend Other • NYSE American: ZDGE • Fiscal year starts on Aug 1 • Research coverage by National Securities Income / (Loss) from Operations ZEDGE, Inc. 2020

~30MM Monthly Active Users 4.5 Star Rating With 8MM Reviews Top 60 Free Apps Google Play (5 years) ~100MM Search Queries Monthly 400MM+ Installs Top 20 iTunes Ent. Best Apps Google Play 1.2MM Facebook Likes ZEDGE, Inc. 2020 Jonathan Reich, CEO +1 . 330 . 577 . 3424 jon atha n. re i ch @ze dge .n et Thank y o u ! 12